UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2007

HENRY COUNTY BANCSHARES, INC.

(Exact name of Registrant as Specified in its Charter)

GEORGIA	000-49789	58-148551
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification Number)

4806 N. HENRY BLVD

STOCKBRIDGE, GA 30281

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: 770-474-7293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HENRY COUNTY BANCSHARES, INC.

FORM 8-K

ITEM 8.01	Other Information

At its regularly scheduled meeting on March 8, 2007, the Board of Directors of Henry County Bancshares, Inc. (the “Company”) unanimously approved a motion to direct the management of the Company to develop a plan for listing the Company’s stock on a national securities exchange. Although no definitive timeline has been determined to accomplish the listing, it is anticipated the listing should occur within twelve to eighteen months.

ITEM 9.01	Financial Statements and Exhibits

(c) Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

HENRY COUNTY BANCSHARES, INC.

By:	/s/ David H. Gill
David H. Gill
President/CEO

Date: March 19, 2007